Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.

Schedule 1.1

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$25,896	$10,065	38.9%	$3,506	13.5%
Reclassification of benefit plan components	—	(31)		(44)

Revised (GAAP)	$25,896	$10,034	38.7%	$3,462	13.4%
2014-2018 Restructuring Program costs	—	61		777
Acquisition integration costs	—	—		3
Intangible asset impairment charges	—	—		109
Benefits from resolution of tax matters	—	—		(209)
Malware incident incremental expenses	—	62		84
CEO transition remuneration	—	—		14
Operating income from divestitures	(270)	(79)		(61)
Divestiture-related costs	—	2		31
Net gain on divestitures	—	—		(186)
Mark-to-market (gains)/losses from derivatives	—	96		96
Rounding	—	1		(1)

Revised Adjusted (Non-GAAP)	$25,626	$10,177	39.7%	$4,119	16.1%

Currency		(40)		(3)

Revised Adjusted @ Constant FX (Non-GAAP)		$10,137		$4,116

	For the Twelve Months Ended December 31, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$25,923	$10,128	39.1%	$2,569	9.9%
Reclassification of benefit plan components	—	(24)		(15)

Revised (GAAP)	$25,923	$10,104	39.0%	$2,554	9.9%
2014-2018 Restructuring Program costs	—	91		1,072
Acquisition integration costs	—	—		7
Gain on sale of intangible asset	—	—		(15)
Intangible asset impairment charges	—	—		137
(Income)/costs associated with the JDE coffee business transactions	—	—		(2)
Operating income from divestitures	(653)	(198)		(153)
Divestiture-related costs	—	8		86
Gain on divestiture	—	—		(9)
Acquisition-related costs	—	—		1
Mark-to-market (gains)/losses from derivatives	—	94		94
Rounding	—	(1)		1

Revised Adjusted (Non-GAAP)	$25,270	$10,098	40.0%	$3,773	14.9%

		Gross Profit		Operating Income
% Change - Revised (GAAP)		(0.7)%		35.6%
% Change - Revised Adjusted (Non-GAAP)		0.8%		9.2%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		0.4%		9.1%

Schedule 1.2

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended December 31, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,966	$2,664	38.2%	$844	12.1%
Reclassification of benefit plan components	—	(11)		(14)

Revised (GAAP)	$6,966	$2,653	38.1%	$830	11.9%
2014-2018 Restructuring Program costs	—	22		192
Acquisition integration costs	—	—		1
Benefits from resolution of tax matters	—	—		(8)
Malware incident incremental expenses	—	20		30
CEO transition remuneration	—	—		14
Operating income from divestitures	(6)	(3)		(1)
Divestiture-related costs	—	(1)		9
Gain on divestiture	—	—		(2)
Mark-to-market (gains)/losses from derivatives	—	27		27
Rounding	—	—		(1)

Revised Adjusted (Non-GAAP)	$6,960	$2,718	39.1%	$1,091	15.7%

Currency		(88)		(50)

Revised Adjusted @ Constant FX (Non-GAAP)		$2,630		$1,041

	For the Three Months Ended December 31, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,770	$2,589	38.2%	$507	7.5%
Reclassification of benefit plan components	—	(4)		(2)

Revised (GAAP)	$6,770	$2,585	38.2%	$505	7.5%
2014-2018 Restructuring Program costs	—	8		319
Acquisition integration costs	—	—		1
Gain on sale of intangible asset	—	—		(2)
Intangible asset impairment charges	—	—		107
Operating income from divestitures	(192)	(60)		(48)
Divestiture-related costs	—	—		2
Gain on divestiture	—	—		(9)
Acquisition-related costs	—	—		1
Mark-to-market (gains)/losses from derivatives	—	45		45
Rounding	—	(1)		1

Revised Adjusted (Non-GAAP)	$6,578	$2,577	39.2%	$922	14.0%

		Gross Profit		Operating Income
% Change - Revised (GAAP)		2.6%		64.4%
% Change - Revised Adjusted (Non-GAAP)		5.5%		18.3%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		2.1%		12.9%

Schedule 1.3

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,530	$2,552	39.1%	$1,181	18.1%
Reclassification of benefit plan components	—	(3)		(10)

Revised (GAAP)	$6,530	$2,549	39.0%	$1,171	17.9%
2014-2018 Restructuring Program costs	—	18		175
Acquisition integration costs	—	—		1
Intangible asset impairment charges	—	—		71
Benefits from resolution of tax matters	—	—		(155)
Malware incident incremental expenses	—	39		47
Operating income from divestitures	(18)	(4)		(5)
Gain on divestiture	—	—		(187)
Mark-to-market (gains)/losses from derivatives	—	(28)		(28)
Rounding	—	—		(1)

Revised Adjusted (Non-GAAP)	$6,512	$2,574	39.5%	$1,089	16.7%

Currency		(34)		(22)

Revised Adjusted @ Constant FX (Non-GAAP)		$2,540		$1,067

	For the Three Months Ended September 30, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,396	$2,488	38.9%	$702	11.0%
Reclassification of benefit plan components	—	(9)		(4)

Revised (GAAP)	$6,396	$2,479	38.8%	$698	10.9%
2014-2018 Restructuring Program costs	—	50		297
Gain on sale of intangible asset	—	—		(7)
Intangible asset impairment charges	—	—		4
(Income)/costs associated with the JDE coffee business transactions	—	—		(2)
Operating income from divestitures	(161)	(48)		(39)
Mark-to-market (gains)/losses from derivatives	—	12		12
Rounding	—	—		1

Revised Adjusted (Non-GAAP)	$6,235	$2,493	40.0%	$964	15.5%

		Gross Profit		Operating Income
% Change - Revised (GAAP)		2.8%		67.8%
% Change - Revised Adjusted (Non-GAAP)		3.2%		13.0%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		1.9%		10.7%

Schedule 1.4

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$5,986	$2,324	38.8%	$641	10.7%
Reclassification of benefit plan components	—	(10)		(5)

Revised (GAAP)	$5,986	$2,314	38.7%	$636	10.6%
2014-2018 Restructuring Program costs	—	12		199
Intangible asset impairment charges	—	—		38
Malware incident incremental expenses	—	4		7
Operating income from divestitures	(110)	(37)		(28)
Divestiture-related costs	—	—		4
Loss on divestiture	—	—		3
Mark-to-market (gains)/losses from derivatives	—	46		46
Rounding	—	1		1

Revised Adjusted (Non-GAAP)	$5,876	$2,340	39.8%	$906	15.4%

Currency		48		61

Revised Adjusted @ Constant FX (Non-GAAP)		$2,388		$967

	For the Three Months Ended June 30, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,302	$2,516	39.9%	$638	10.1%
Reclassification of benefit plan components	—	(6)		(1)

Revised (GAAP)	$6,302	$2,510	39.8%	$637	10.1%
2014-2018 Restructuring Program costs	—	6		219
Acquisition integration costs	—	—		3
Gain on sale of intangible asset	—	—		(6)
Intangible asset impairment charges	—	—		12
(Income)/costs associated with the JDE coffee business transactions	—	—		1
Operating income from divestitures	(153)	(45)		(31)
Divestiture-related costs	—	8		84
Mark-to-market (gains)/losses from derivatives	—	(17)		(17)

Revised Adjusted (Non-GAAP)	$6,149	$2,462	40.0%	$902	14.7%

		Gross Profit		Operating Income
% Change - Revised (GAAP)		(7.8)%		(0.2)%
% Change - Revised Adjusted (Non-GAAP)		(5.0)%		0.4%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		(3.0)%		7.2%

Schedule 1.5

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,414	$2,525	39.4%	$840	13.1%
Reclassification of benefit plan components	—	(7)		(15)

Revised (GAAP)	$6,414	$2,518	39.3%	$825	12.9%
2014-2018 Restructuring Program costs	—	9		211
Acquisition integration costs	—	—		1
Benefits from resolution of tax matters	—	—		(46)
Operating income from divestitures	(136)	(35)		(27)
Divestiture-related costs	—	2		19
Mark-to-market (gains)/losses from derivatives	—	51		51
Rounding	—	—		(1)

Revised Adjusted (Non-GAAP)	$6,278	$2,545	40.5%	$1,033	16.5%

Currency		34		8

Revised Adjusted @ Constant FX (Non-GAAP)		$2,579		$1,041

	For the Three Months Ended March 31, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,455	$2,535	39.3%	$722	11.2%
Reclassification of benefit plan components	—	(5)		(8)

Revised (GAAP)	$6,455	$2,530	39.2%	$714	11.1%
2014-2018 Restructuring Program costs	—	27		237
Acquisition integration costs	—	—		3
Intangible asset impairment charges	—	—		14
(Income)/costs associated with the JDE coffee business transactions	—	—		(1)
Operating income from divestitures	(147)	(45)		(35)
Mark-to-market (gains)/losses from derivatives	—	54		54
Rounding	—	—		(1)

Revised Adjusted (Non-GAAP)	$6,308	$2,566	40.7%	$985	15.6%

		Gross Profit		Operating Income
% Change - Revised (GAAP)		(0.5)%		15.5%
% Change - Revised Adjusted (Non-GAAP)		(0.8)%		4.9%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		0.5%		5.7%

Schedule 1.6

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin

Reported (GAAP)	$25,923	$10,128	39.1%	$2,569	9.9%
Reclassification of benefit plan components	—	(24)		(15)

Revised (GAAP)	$25,923	$10,104	39.0%	$2,554	9.9%
2014-2018 Restructuring Program costs	—	91		1,072
Acquisition integration costs	—	—		7
Gain on sale of intangible asset	—	—		(15)
Intangible asset impairment charges	—	—		137
(Income)/costs associated with the JDE coffee business transactions	—	—		(2)
Operating income from divestitures	(653)	(198)		(153)
Divestiture-related costs	—	8		86
Gain on divestiture	—	—		(9)
Acquisition-related costs	—	—		1
Mark-to-market (gains)/losses from derivatives	—	94		94
Rounding	—	(1)		1

Revised Adjusted (Non-GAAP)	$25,270	$10,098	40.0%	$3,773	14.9%

Currency		412		160

Revised Adjusted @ Constant FX (Non-GAAP)		$10,510		$3,933

	For the Twelve Months Ended December 31, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$29,636	$11,512	38.8%	$8,897	30.0%
Reclassification of benefit plan components	—	3		57

Revised (GAAP)	$29,636	$11,515	38.9%	$8,954	30.2%
2012-2014 Restructuring Program costs	—	(1)		(4)
2014-2018 Restructuring Program costs	—	42		994
Acquisition integration costs	—	1		9
Remeasurement of net monetary assets in Venezuela	—	—		11
Loss on deconsolidation of Venezuela	—	—		778
Intangible asset impairment charges	—	—		71
(Income)/costs associated with the JDE coffee business transactions	—	4		278
Operating income from divestitures	(695)	(226)		(182)
Historical Venezuelan operations	(1,217)	(354)		(281)
Historical coffee business	(1,627)	(684)		(357)
Gain on the JDE coffee business transactions	—	—		(6,809)
Gain on divestiture	—	—		(13)
Acquisition-related costs	—	—		8
Reclassification of equity method investment earnings	—	—		(51)
Mark-to-market (gains)/losses from derivatives	—	(56)		(56)

Revised Adjusted (Non-GAAP)	$26,097	$10,241	39.2%	$3,350	12.8%

		Gross Profit		Operating Income
% Change - Revised (GAAP)		(12.3)%		(71.5)%
% Change - Revised Adjusted (Non-GAAP)		(1.4)%		12.6%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		2.6%		17.4%

Schedule 2.1

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2017
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,566		$5,739		$9,794		$6,797		$—	$—	$—	$—	$25,896
Divestitures	—		(133)		(137)		—		—	—	—	—	(270)

Adjusted (Non-GAAP)	$3,566		$5,606		$9,657		$6,797		$—	$—	$—	$—	$25,626

Operating Income
Reported (GAAP)	$565		$516		$1,680		$1,120		$(96)	$(287)	$(178)	$186	$3,506
Reclassification of benefit plan components	(1)		(2)		(70)		24		—	5	—	—	(44)

Revised (GAAP)	$564		$514		$1,610		$1,144		$(96)	$(282)	$(178)	$186	$3,462
2014-2018 Restructuring Program costs	136		183		263		142		—	53	—	—	777
Acquisition integration costs	—		3		—		—		—	—	—	—	3
Intangible asset impairment charges	5		52		11		41		—	—	—	—	109
Benefits from resolution of tax matters	(153)		—		(49)		(7)		—	—	—	—	(209)
Malware incident incremental expenses	1		2		15		61		—	5	—	—	84
CEO transition remuneration	—		—		—		—		—	14	—	—	14
Operating income from divestitures	—		(27)		(34)		—		—	—	—	—	(61)
Divestiture-related costs	—		3		21		—		—	7	—	—	31
Net gain on divestitures	—		—		—		—		—	—	—	(186)	(186)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		96	—	—	—	96
Rounding	—		—		—		—		—	(1)	—	—	(1)

Revised Adjusted (Non-GAAP)	$553		$730		$1,837		$1,381		$—	$(204)	$(178)	$—	$4,119
Currency	(20)		44		(22)		(4)		—	(2)	1	—	(3)

Revised Adjusted @ Constant FX (Non-GAAP)	$533		$774		$1,815		$1,377		$—	$(206)	$(177)	$—	$4,116

% Change - Revised (GAAP)	107.4%		1.8%		34.4%		1.4%		n/m	1.7%	(1.1)%	n/m	35.6%
% Change - Revised Adjusted (Non-GAAP)	26.5%		12.8%		12.6%		(4.5)%		n/m	4.2%	(1.1)%	n/m	9.2%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	22.0%		19.6%		11.2%		(4.8)%		n/m	3.3%	(0.6)%	n/m	9.1%
Operating Income Margin
Revised %	15.8%		9.0%		16.4%		16.8%						13.4%
Revised pp change - year over year	7.8	pp	0.3	pp	4.1	pp	0.6	pp					3.5	pp
Revised Adjusted %	15.5%		13.0%		19.0%		20.3%						16.1%
Revised Adjusted pp change - year over year	2.6	pp	1.4	pp	1.6	pp	(0.5	)pp					1.2	pp

	For the Twelve Months Ended December 31, 2016
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,392	$5,816	$9,755	$6,960	$—	$—	$—	$—	$25,923
Divestitures	(8)	(261)	(371)	(13)	—	—	—	—	(653)

Adjusted (Non-GAAP)	$3,384	$5,555	$9,384	$6,947	$—	$—	$—	$—	$25,270

Operating Income
Reported (GAAP)	$271	$506	$1,267	$1,078	$(94)	$(291)	$(176)	$8	$2,569
Reclassification of benefit plan components	1	(1)	(69)	50	—	4	—	—	(15)

Revised (GAAP)	$272	$505	$1,198	$1,128	$(94)	$(287)	$(176)	$8	$2,554
2014-2018 Restructuring Program costs	165	144	398	294	—	71	—	—	1,072
Acquisition integration costs	—	7	—	—	—	—	—	—	7
Gain on sale of intangible asset	—	—	(8)	(7)	—	—	—	—	(15)
Intangible asset impairment charges	2	45	50	39	—	1	—	—	137
(Income)/costs associated with the JDE coffee business transactions	—	—	(3)	—	—	1	—	—	(2)
Operating income from divestitures	(2)	(54)	(89)	(8)	—	—	—	—	(153)
Divestiture-related costs	—	—	86	—	—	—	—	—	86
Gain on divestiture	—	—	—	—	—	—	—	(9)	(9)
Acquisition-related costs	—	—	—	—	—	—	—	1	1
Mark-to-market (gains)/losses from derivatives	—	—	—	—	94	—	—	—	94
Rounding	—	—	—	—	—	1	—	—	1

Revised Adjusted (Non-GAAP)	$437	$647	$1,632	$1,446	$—	$(213)	$(176)	$—	$3,773

Operating Income Margin
Revised %	8.0%	8.7%	12.3%	16.2%					9.9%
Revised Adjusted %	12.9%	11.6%	17.4%	20.8%					14.9%

Schedule 2.2

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended December 31, 2017
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$900		$1,449		$2,816		$1,801		$—	$—	$—	$—	$6,966
Divestitures	—		(4)		(2)		—		—	—	—	—	(6)

Adjusted (Non-GAAP)	$900		$1,445		$2,814		$1,801		$—	$—	$—	$—	$6,960

Operating Income
Reported (GAAP)	$96		$91		$522		$296		$(27)	$(91)	$(45)	$2	$844
Reclassification of benefit plan components	(1)		(1)		(19)		6		—	1	—	—	(14)

Revised (GAAP)	$95		$90		$503		$302		$(27)	$(90)	$(45)	$2	$830
2014-2018 Restructuring Program costs	32		47		65		33		—	15	—	—	192
Acquisition integration costs	—		1		—		—		—	—	—	—	1
Benefits from resolution of tax matters	—		—		(1)		(7)		—	—	—	—	(8)
Malware incident incremental expenses	—		—		4		23		—	3	—	—	30
CEO transition remuneration	—		—		—		—		—	14	—	—	14
Operating income from divestitures	—		—		(1)		—		—	—	—	—	(1)
Divestiture-related costs	—		(2)		2		—		—	9	—	—	9
Gain on divestiture	—		—		—		—		—	—	—	(2)	(2)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		27	—	—	—	27
Rounding	—		—		—		—		—	(1)	—	—	(1)

Revised Adjusted (Non-GAAP)	$127		$136		$572		$351		$—	$(50)	$(45)	$—	$1,091
Currency	2		—		(50)		(3)		—	—	1	—	(50)

Revised Adjusted @ Constant FX (Non-GAAP)	$129		$136		$522		$348		$—	$(50)	$(44)	$—	$1,041

% Change - Revised (GAAP)	17.3%		4400.0%		53.4%		20.3%		n/m	(18.4)%	(2.3)%	n/m	64.4%
% Change - Revised Adjusted (Non-GAAP)	(11.2)%		67.9%		25.4%		4.8%		n/m	(2.0)%	(2.3)%	n/m	18.3%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	(9.8)%		67.9%		14.5%		3.9%		n/m	(2.0)%	0.0%	n/m	12.9%
Operating Income Margin
Revised %	10.6%		6.2%		17.9%		16.8%						11.9%
Revised pp change - year over year	1.2	pp	6.1	pp	5.7	pp	2.9	pp					4.4	pp
Revised Adjusted %	14.1%		9.4%		20.3%		19.5%						15.7%
Revised Adjusted pp change - year over year	(2.5	)pp	3.4	pp	2.5	pp	0.9	pp					1.7	pp

	For the Three Months Ended December 31, 2016
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$864	$1,412	$2,682	$1,812	$—	$—	$—	$—	$6,770
Divestitures	(2)	(68)	(114)	(8)	—	—	—	—	(192)

Adjusted (Non-GAAP)	$862	$1,344	$2,568	$1,804	$—	$—	$—	$—	$6,578

Operating Income
Reported (GAAP)	$80	$2	$343	$238	$(45)	$(75)	$(44)	$8	$507
Reclassification of benefit plan components	1	—	(15)	13	—	(1)	—	—	(2)

Revised (GAAP)	$81	$2	$328	$251	$(45)	$(76)	$(44)	$8	$505
2014-2018 Restructuring Program costs	60	45	132	57	—	25	—	—	319
Acquisition integration costs	—	1	—	—	—	—	—	—	1
Gain on sale of intangible asset	—	—	(2)	—	—	—	—	—	(2)
Intangible asset impairment charges	2	45	27	32	—	1	—	—	107
Operating income from divestitures	—	(12)	(31)	(5)	—	—	—	—	(48)
Divestiture-related costs	—	—	2	—	—	—	—	—	2
Gain on divestiture	—	—	—	—	—	—	—	(9)	(9)
Acquisition-related costs	—	—	—	—	—	—	—	1	1
Mark-to-market (gains)/losses from derivatives	—	—	—	—	45	—	—	—	45
Rounding	—	—	—	—	—	1	—	—	1

Revised Adjusted (Non-GAAP)	$143	$81	$456	$335	$—	$(49)	$(44)	$—	$922

Operating Income Margin
Revised %	9.4%	0.1%	12.2%	13.9%					7.5%
Revised Adjusted %	16.6%	6.0%	17.8%	18.6%					14.0%

Schedule 2.3

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2017
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$908		$1,405		$2,442		$1,775		$—	$—	$—	$—	$6,530
Divestitures	—		(4)		(14)		—		—	—	—	—	(18)

Adjusted (Non-GAAP)	$908		$1,401		$2,428		$1,775		$—	$—	$—	$—	$6,512

Operating Income
Reported (GAAP)	$255		$82		$410		$318		$28	$(54)	$(45)	$187	$1,181
Reclassification of benefit plan components	1		—		(17)		7		—	(1)	—	—	(10)

Revised (GAAP)	$256		$82		$393		$325		$28	$(55)	$(45)	$187	$1,171
2014-2018 Restructuring Program costs	53		43		48		19		—	12	—	—	175
Acquisition integration costs	—		1		—		—		—	—	—	—	1
Intangible asset impairment charges	5		53		11		3		—	(1)	—	—	71
Benefits from resolution of tax matters	(153)		—		(2)		—		—	—	—	—	(155)
Malware incident incremental expenses	1		2		9		34		—	1	—	—	47
Operating income from divestitures	—		(1)		(4)		—		—	—	—	—	(5)
Divestiture-related costs	—		2		(2)		—		—	—	—	—	—
Gain on divestiture	—		—		—		—		—	—	—	(187)	(187)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(28)	—	—	—	(28)
Rounding	—		—		—		—		—	(1)	—	—	(1)

Revised Adjusted (Non-GAAP)	$162		$182		$453		$381		$—	$(44)	$(45)	$—	$1,089
Currency	(2)		2		(21)		(2)		—	—	1	—	(22)

Revised Adjusted @ Constant FX (Non-GAAP)	$160		$184		$432		$379		$—	$(44)	$(44)	$—	$1,067

% Change - Revised (GAAP)	178.3%		(50.0)%		31.9%		13.2%		n/m	36.8%	(2.3)%	n/m	67.8%
% Change - Revised Adjusted (Non-GAAP)	21.8%		9.6%		13.0%		0.3%		n/m	38.9%	(2.3)%	n/m	13.0%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	20.3%		10.8%		7.7%		(0.3)%		n/m	38.9%	0.0%	n/m	10.7%
Operating Income Margin
Revised %	28.2%		5.8%		16.1%		18.3%						17.9%
Revised pp change - year over year	17.6	pp	(5.6	)pp	3.3	pp	1.9	pp					7.0	pp
Revised Adjusted %	17.8%		13.0%		18.7%		21.5%						16.7%
Revised Adjusted pp change - year over year	2.4	pp	1.0	pp	0.8	pp	(0.2	)pp					1.2	pp

	For the Three Months Ended September 30, 2016
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$868	$1,443	$2,332	$1,753	$—	$—	$—	$—	$6,396
Divestitures	(2)	(65)	(89)	(5)	—	—	—	—	(161)

Adjusted (Non-GAAP)	$866	$1,378	$2,243	$1,748	$—	$—	$—	$—	$6,235

Operating Income
Reported (GAAP)	$92	$165	$316	$274	$(12)	$(89)	$(44)	$—	$702
Reclassification of benefit plan components	—	(1)	(18)	13	—	2	—	—	(4)

Revised (GAAP)	$92	$164	$298	$287	$(12)	$(87)	$(44)	$—	$698
2014-2018 Restructuring Program costs	42	18	121	103	—	13	—	—	297
Acquisition integration costs	—	(1)	—	—	—	1	—	—	—
Gain on sale of intangible asset	—	—	—	(7)	—	—	—	—	(7)
Intangible asset impairment charges	—	—	4	—	—	—	—	—	4
(Income)/costs associated with the JDE coffee business transactions	—	—	(3)	—	—	1	—	—	(2)
Operating income from divestitures	(1)	(15)	(19)	(3)	—	(1)	—	—	(39)
Mark-to-market (gains)/losses from derivatives	—	—	—	—	12	—	—	—	12
Rounding	—	—	—	—	—	1	—	—	1

Revised Adjusted (Non-GAAP)	$133	$166	$401	$380	$—	$(72)	$(44)	$—	$964

Operating Income Margin
Revised %	10.6%	11.4%	12.8%	16.4%					10.9%
Revised Adjusted %	15.4%	12.0%	17.9%	21.7%					15.5%

Schedule 2.4

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2017
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$848		$1,394		$2,171		$1,573		$—	$—	$—	$—	$5,986
Divestitures	—		(66)		(44)		—		—	—	—	—	(110)

Adjusted (Non-GAAP)	$848		$1,328		$2,127		$1,573		$—	$—	$—	$—	$5,876

Operating Income
Reported (GAAP)	$103		$162		$339		$214		$(46)	$(84)	$(44)	$(3)	$641
Reclassification of benefit plan components	(1)		(1)		(18)		11		—	4	—	—	(5)

Revised (GAAP)	$102		$161		$321		$225		$(46)	$(80)	$(44)	$(3)	$636
2014-2018 Restructuring Program costs	18		58		69		39		—	15	—	—	199
Intangible asset impairment charges	—		—		—		38		—	—	—	—	38
(Income)/costs associated with the JDE coffee business transactions	—		—		1		—		—	(1)	—	—	—
Malware incident incremental expenses	—		—		2		4		—	1	—	—	7
Operating income from divestitures	—		(16)		(12)		—		—	—	—	—	(28)
Divestiture-related costs	—		1		3		—		—	—	—	—	4
Loss on divestiture	—		—		—		—		—	—	—	3	3
Mark-to-market (gains)/losses from derivatives	—		—		—		—		46	—	—	—	46
Rounding	—		—		—		—		—	1	—	—	1

Revised Adjusted (Non-GAAP)	$120		$204		$384		$306		$—	$(64)	$(44)	$—	$906
Currency	(3)		42		22		—		—	—	—	—	61

Revised Adjusted @ Constant FX (Non-GAAP)	$117		$246		$406		$306		$—	$(64)	$(44)	$—	$967

% Change - Revised (GAAP)	218.8%		8.1%		34.9%		(27.2)%		n/m	(25.0)%	0.0%	n/m	(0.2)%
% Change - Revised Adjusted (Non-GAAP)	57.9%		11.5%		9.7%		(19.7)%		n/m	(45.5)%	0.0%	n/m	0.4%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	53.9%		34.4%		16.0%		(19.7)%		n/m	(45.5)%	0.0%	n/m	7.2%
Operating Income Margin
Revised %	12.0%		11.5%		14.8%		14.3%						10.6%
Revised pp change - year over year	8.2	pp	1.2	pp	4.4	pp	(3.7	)pp					0.5	pp
Revised Adjusted %	14.2%		15.4%		18.1%		19.5%						15.4%
Revised Adjusted pp change - year over year	5.2	pp	2.1	pp	2.2	pp	(2.7	)pp					0.7	pp

	For the Three Months Ended June 30, 2016
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$843	$1,446	$2,293	$1,720	$—	$—	$—	$—	$6,302
Divestitures	(2)	(66)	(85)	—	—	—	—	—	(153)

Adjusted (Non-GAAP)	$841	$1,380	$2,208	$1,720	$—	$—	$—	$—	$6,149

Operating Income
Reported (GAAP)	$32	$149	$256	$295	$17	$(67)	$(44)	$—	$638
Reclassification of benefit plan components	—	—	(18)	14	—	3	—	—	(1)

Revised (GAAP)	$32	$149	$238	$309	$17	$(64)	$(44)	$—	$637
2014-2018 Restructuring Program costs	44	44	48	65	—	18	—	—	219
Acquisition integration costs	—	3	—	—	—	—	—	—	3
Gain on sale of intangible asset	—	—	(6)	—	—	—	—	—	(6)
Intangible asset impairment charges	—	—	5	7	—	—	—	—	12
(Income)/costs associated with the JDE coffee business transactions	—	—	—	—	—	1	—	—	1
Operating income from divestitures	—	(13)	(19)	—	—	1	—	—	(31)
Divestiture-related costs	—	—	84	—	—	—	—	—	84
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(17)	—	—	—	(17)

Revised Adjusted (Non-GAAP)	$76	$183	$350	$381	$—	$(44)	$(44)	$—	$902

Operating Income Margin
Revised %	3.8%	10.3%	10.4%	18.0%					10.1%
Revised Adjusted %	9.0%	13.3%	15.9%	22.2%					14.7%

Schedule 2.5

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2017
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$910		$1,491		$2,365		$1,648		$—	$—	$—	$—	$6,414
Divestitures	—		(59)		(77)		—		—	—	—	—	(136)

Adjusted (Non-GAAP)	$910		$1,432		$2,288		$1,648		$—	$—	$—	$—	$6,278

Operating Income
Reported (GAAP)	$111		$181		$409		$292		$(51)	$(58)	$(44)	$—	$840
Reclassification of benefit plan components	—		—		(16)		—		—	1	—	—	(15)

Revised (GAAP)	$111		$181		$393		$292		$(51)	$(57)	$(44)	$—	$825
2014-2018 Restructuring Program costs	33		35		81		51		—	11	—	—	211
Intangible asset impairment charges	—		1		—		—		—	—	—	—	1
Benefits from resolution of tax matters	—		—		(46)		—		—	—	—	—	(46)
(Income)/costs associated with the JDE coffee business transactions	—		—		(1)		—		—	1	—	—	—
Operating income from divestitures	—		(10)		(17)		—		—	—	—	—	(27)
Divestiture-related costs	—		1		18		—		—	—	—	—	19
Mark-to-market (gains)/losses from derivatives	—		—		—		—		51	—	—	—	51
Rounding	—		—		—		—		—	(1)	—	—	(1)

Revised Adjusted (Non-GAAP)	$144		$208		$428		$343		$—	$(46)	$(44)	$—	$1,033
Currency	(17)		—		27		1		—	(2)	(1)	—	8

Revised Adjusted @ Constant FX (Non-GAAP)	$127		$208		$455		$344		$—	$(48)	$(45)	$—	$1,041

% Change - Revised (GAAP)	65.7%		(4.7)%		17.7%		3.9%		n/m	5.0%	0.0%	n/m	15.5%
% Change - Revised Adjusted (Non-GAAP)	69.4%		(4.1)%		0.7%		(2.0)%		n/m	4.2%	0.0%	n/m	4.9%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	49.4%		(4.1)%		7.1%		(1.7)%		n/m	0.0%	(2.3)%	n/m	5.7%
Operating Income Margin
Revised %	12.2%		12.1%		16.6%		17.7%						12.9%
Revised pp change - year over year	4.0	pp	(0.4	)pp	3.0	pp	0.9	pp					1.8	pp
Revised Adjusted %	15.8%		14.5%		18.7%		20.8%						16.5%
Revised Adjusted pp change - year over year	5.4	pp	(0.4	)pp	0.7	pp	(0.1	)pp					0.9	pp

	For the Three Months Ended March 31, 2016
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$817	$1,515	$2,448	$1,675	$—	$—	$—	$—	$6,455
Divestitures	(2)	(62)	(83)	—	—	—	—	—	(147)

Adjusted (Non-GAAP)	$815	$1,453	$2,365	$1,675	$—	$—	$—	$—	$6,308

Operating Income
Reported (GAAP)	$67	$190	$352	$271	$(54)	$(60)	$(44)	$—	$722
Reclassification of benefit plan components	—	—	(18)	10	—	—	—	—	(8)

Revised (GAAP)	$67	$190	$334	$281	$(54)	$(60)	$(44)	—	$714
2014-2018 Restructuring Program costs	19	37	97	69	—	15	—	—	237
Acquisition integration costs	—	4	—	—	—	(1)	—	—	3
Intangible asset impairment charges	—	—	14	—	—	—			14
(Income)/costs associated with the JDE coffee business transactions	—	—	—	—	—	(1)	—	—	(1)
Operating income from divestitures	(1)	(14)	(20)	—	—	—	—	—	(35)
Mark-to-market (gains)/losses from derivatives	—	—	—	—	54	—	—	—	54
Rounding	—	—	—	—	—	(1)	—	—	(1)

Revised Adjusted (Non-GAAP)	$85	$217	$425	$350	$—	$(48)	$(44)	$—	$985

Operating Income Margin
Revised %	8.2%	12.5%	13.6%	16.8%					11.1%
Revised Adjusted %	10.4%	14.9%	18.0%	20.9%					15.6%

Schedule 2.6

Mondelēz International, Inc. and Subsidiaries

Revised Amounts Reflecting Reclassification of Benefit Plan Components

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,392		$5,816		$9,755		$6,960		$—	$—	$—	$—	$25,923
Divestitures	(8)		(261)		(371)		(13)		—	—	—	—	(653)

Adjusted (Non-GAAP)	$3,384		$5,555		$9,384		$6,947		$—	$—	$—	$—	$25,270

Operating Income
Reported (GAAP)	$271		$506		$1,267		$1,078		$(94)	$(291)	$(176)	$8	$2,569
Reclassification of benefit plan components	1		(1)		(69)		50		—	4	—	—	(15)

Revised (GAAP)	$272		$505		$1,198		$1,128		$(94)	$(287)	$(176)	$8	$2,554
2014-2018 Restructuring Program costs	165		144		398		294		—	71	—	—	1,072
Acquisition integration costs	—		7		—		—		—	—	—	—	7
Gain on sale of intangible asset	—		—		(8)		(7)		—	—	—	—	(15)
Intangible asset impairment charges	2		45		50		39		—	1	—	—	137
(Income)/costs associated with the JDE coffee business transactions	—		—		(3)		—		—	1	—	—	(2)
Operating income from divestitures	(2)		(54)		(89)		(8)		—	—	—	—	(153)
Divestiture-related costs	—				86		—		—	—	—	—	86
Gain on divestiture	—		—		—		—		—	—	—	(9)	(9)
Acquisition-related costs	—		—		—		—		—	—	—	1	1
Mark-to-market (gains)/losses from derivatives	—		—		—		—		94	—	—	—	94
Rounding	—		—		—		—		—	1	—	—	1

Revised Adjusted (Non-GAAP)	$437		$647		$1,632		$1,446		$—	$(213)	$(176)	$—	$3,773
Currency	65		24		82		3			(6)	(8)	—	160

Revised Adjusted @ Constant FX (Non-GAAP)	$502		$671		$1,714		$1,449		$—	$(219)	$(184)	$—	$3,933

% Change - Revised (GAAP)	(43.8)%		30.5%		(10.2)%		(4.2)%		n/m	24.3%	2.8%	n/m	(71.5)%
% Change - Revised Adjusted (Non-GAAP)	9.0%		25.1%		9.0%		8.1%		n/m	(3.6)%	(2.8)%	n/m	12.6%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	25.2%		29.8%		14.5%		8.3%		n/m	0.9%	(1.7)%	n/m	17.4%
Operating Income Margin
Revised %	8.0%		8.7%		12.3%		16.2%						9.9%
Revised pp change - year over year	(1.7	)pp	2.3	pp	0.9	pp	(0.7	)pp					(20.3	)pp
Revised Adjusted %	12.9%		11.6%		17.4%		20.8%						14.9%
Revised Adjusted pp change - year over year	2.2	pp	2.5	pp	2.0	pp	1.6	pp					2.1	pp

	For the Twelve Months Ended December 31, 2015
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$4,988	$6,002	$11,672	$6,974	$—	$—	$—	$—	$29,636
Divestitures	(9)	(269)	(403)	(14)	—	—	—	—	(695)
Historical Venezuelan operations	(1,217)	—	—	—	—	—	—	—	(1,217)
Historical coffee business	—	(66)	(1,561)	—	—	—	—	—	(1,627)

Adjusted (Non-GAAP)	$3,762	$5,667	$9,708	$6,960	$—	$—	$—	$—	$26,097

Operating Income
Reported (GAAP)	$485	$389	$1,350	$1,105	$96	$(383)	$(181)	$6,036	$8,897
Reclassification of benefit plan components	(1)	(2)	(16)	72	—	4	—	—	57

Revised (GAAP)	$484	$387	$1,334	$1,177	$96	$(379)	$(181)	$6,036	$8,954
2012-2014 Restructuring Program costs	—	(2)	(1)	(2)	—	1	—	—	(4)
2014-2018 Restructuring Program costs	184	208	321	176	—	105	—	—	994
Acquisition integration costs	—	10	—	—	—	(1)	—	—	9
Remeasurement of net monetary assets in Venezuela	11	—	—	—	—	—	—	—	11
Loss on deconsolidation of Venezuela	—	—	—	—	—	—	—	778	778
Intangible asset impairment charges	5	44	22	—	—	—			71
(Income)/costs associated with the JDE coffee business transactions	1	9	215	—	—	53	—	—	278
Operating income from divestitures	(3)	(70)	(100)	(9)	—	—	—	—	(182)
Historical Venezuelan operations	(281)	—	—	—	—	—	—	—	(281)
Historical coffee business	—	(23)	(294)	—	(40)	—	—	—	(357)
Gain on the JDE coffee business transactions	—	—	—	—	—	—	—	(6,809)	(6,809)
Gain on divestiture	—	—	—	—	—	—	—	(13)	(13)
Acquisition-related costs	—	—	—	—	—	—	—	8	8
Reclassification of equity method investment earnings	—	(46)	—	(4)	—	—	—	(1)	(51)
Mark-to-market (gains)/losses from derivatives	—	—	—	—	(56)	—	—	—	(56)

Revised Adjusted (Non-GAAP)	$401	$517	$1,497	$1,338	$—	$(221)	$(181)	$(1)	$3,350

Operating Income Margin
Revised %	9.7%	6.4%	11.4%	16.9%					30.2%
Revised Adjusted %	10.7%	9.1%	15.4%	19.2%					12.8%